   UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  6/11/2009

TREVENEX RESOURCES, INC.

 (Exact name of registrant as specified in charter)

Commission File Number:  000-53493

Nevada	98-0408708
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25 West Cataldo, Suite A Spokane, Washington	99202
(Address of principal executive offices)	(Zip Code)

(509) 869-6877
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2009, Trevenex Resources, Inc. entered into definitive agreements relating to the private placement of $46,300 of its securities through the sale of 185,200 shares of its common stock at $0.25 per share to five accredited investors.  The purchasers in the private placement were Southwest Consulting Services, Ltd., Ronald Kunisaki, Jennifer Edington, Halifax, Ltd., and Marycliff Investment Corporation.  Upon the closing of the private placement, there will be no fees, commissions, or professional fees for services rendered in connection with the private offering.  The placement was arranged and undertaken by the officers of Trevenex.

On June 12, 2009, Trevenex entered into Debt Conversion to Shares of Restricted Common Stock agreements under which two creditors converted $3,700 of debt into an aggregate of 14,800 shares of common stock at $0.25 per share.  The two creditors of the company were Scott Wetzel, the CEO and President of Trevenex, and Achieve Publishing Group.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On June 11, 2009, Trevenex issued 185,200 unregistered shares of its common stock, par value $0.001, at $0.25 per share to four individuals and one corporation in exchange for an aggregate of $46,300 in cash.  The purchasers in the private placement were Southwest Consulting Services, Ltd., Ronald Kunisaki, Jennifer Edington, Halifax, Ltd., and Marycliff Investment Corporation.

Item 3.02.	Unregistered Sales of Securities.

On June 11, 2009, Trevenex issued 185,200 unregistered shares of its common stock, par value $0.001, at $.025 per share to four individuals and one corporation in exchange for $46,300 cash.  The purchasers in the private placement were Southwest Consulting Services, Ltd., Ronald Kunisaki, Jennifer Edington, Halifax, Ltd., and Marycliff Investment Corporation.

Trevenex sold these restricted shares to further capitalize the company in order to pay operating expenses and to execute its business plan.

Date	Name	Investment Amount	Shares issued	Share price
6-11-09	Marycliff Investment Corp.	$12,500	50,000	$0.25
6-11-09	Southwest Consulting Services, Ltd.	$12,500	50,000	$0.25
6-11-09	Halifax, Ltd.	$12,500	50,000	$0.25
6-11-09	Ronald Kunisaki	$5,000	20,000	$0.25
6-11-09	Jennifer Edington	$3,800	15,200	$0.25
TOTAL		$46,300	185,200

Trevenex relied on the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D under the Securities Act of 1933, as amended (“Regulation D”), for sales to “accredited investors” (as such term is defined in Rule 501 of Regulation D).  Each purchaser has represented to Trevenex that they are an “accredited investor.”  The offer and sale did not involve a public offering and there was no general solicitation or general advertising involved in the offer or sale and no fees were paid in connection with the transaction.

On June 12, 2009, Trevenex converted $3,700 of debt into an aggregate of 14,800 shares of common stock at $0.25 per share to two creditors of its creditors, Scott Wetzel, the CEO and President of Trevenex, and Achieve Publishing Group.

Item 9.01.	Exhibits. Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Securities Purchase Agreement

10.2	Form of Debt Conversion to Shares of Restricted Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENEX RESOURCES, INC. (Registrant)

Date: June 15, 2009	By:	/s/ Scott Wetzel
Scott Wetzel President and CEO